UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, P.O. BOX 5049,
BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company Attention: Elizabeth A. Watson Secretary 4 Copley Place, 5th Floor Boston, Massachusetts 02116	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: August 31, 2010

Item 1. Report to Stockholders.

The Taiwan The Taiwan Fund, Inc. Annual Report What ‘ s Inside August 31, 2010 Page Chairman’s Statement 2 Report of the Investment Manager 3 About the Portfolio Manager 6 Portfolio Snapshot 7 Industry Allocation 8 Investments 9 Financial Statements 11 Notes to Financial Statements 15 Report of Independent Registered Public Accounting Firm 20 Other Information 21 Summary of Dividend Reinvestment and Cash Purchase Plan 23 Directors and Officers 26

  Chairman’s Statement

Dear Stockholders,

The past twelve months have seen a number of significant developments, both for The Taiwan Fund, Inc. (the “Fund”) and for Taiwan. Happily, these developments have been positive in both cases.

On May 8, 2010, we switched the management of the Fund to Martin Currie, Inc. (“Martin Currie”). I am pleased to report that, so far, this has been validated by the Fund’s returns. Thanks to clear outperformance in the three months since Martin Currie took over, the Fund has beaten its benchmark over the past twelve months, returning 18.6%* in U.S. dollar terms against the Taiwan Stock Exchange Index (the “TAIEX”) return of 14.7%. This is despite the costs associated with the change of strategy — a process that involved numerous transactions.

The Fund is now significantly underweight in the electronics sector and has a more pronounced bias to small and mid-cap stocks; this reflects the new manager’s preference for beneficiaries of rising domestic consumption and of the closer links with China.

Those links became closer still over the past year, with the historic signing of the Economic Cooperation Framework Agreement, a free-trade agreement between Taipei and Beijing in June, 2010. The agreement, which was approved by the Taiwanese parliament in August 2010, removes the tariffs on hundreds of products and will have a considerable and positive economic impact on the island.

Given the positive political developments and after the strong start that the Fund has made under its new management, I look forward to being able to report further strong performance in my next statement. On behalf of the Board, I would like to thank you for your continuing support of the Taiwan Fund, Inc.

Sincerely,
Harvey Chang
Chairman

 * Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

  Report of the Investment Manager

Review

The Taiwanese market rose by 14.7% over the twelve months ended August 31, 2010. The Fund did better, rising by 18.6%. All of this outperformance came after the change in management — and despite the transactions costs involved in repositioning the portfolio. In the three full months since the switch of manager, the Fund has returned 9.7% against a 3.1% return from the benchmark.

Economic news has been better than expected, with Taiwan’s second-quarter gross domestic product growth beating all expectations at 12.5%, the second-fastest expansion since 1986. Inflation has remained low, and exports are growing rapidly, although the pace of growth is likely to decelerate because of disappointing demand from the Information Technology sector. Car sales have been particularly eye-catching, growing by 23.4% in July; Hotai, the Toyota car distributor, revised up its forecast for Taiwanese new-car sales in 2010, from 230,000 to 280,000 units, and expects another good year in 2011.

But the most noteworthy development over the period was the signing of the Economic Cooperation Framework Agreement (the “ECFA”) on June 29, 2010. This marks a new chapter in relations between the island and the mainland. The agreement was approved by the Legislative Yuan in August and will be effective from September onwards. A total of 539 items have been included in the ‘early harvest’ list of Taiwanese products that will benefit from tariff cuts (a shorter list of mainland products will also benefit). The estimated direct benefit to Taiwan is around US$815 million.

After taking over management on May 8, 2010, we undertook a major reorganization of the portfolio. In a program trade, we sold 25 stocks (value US$118 million) and bought 38 stocks (value US$112 million) at a cost of 3 basis points. As part of this reorganization, the realized net gain rose from US$12.8 million on May 8, 2010 to US$41.5 million at year-end.

The main effect of the dealing was to reduce the Fund’s exposure to the electronics industry to 31% and telecommunications industry to 0%, while increasing our investment in the potential beneficiaries of the improvement in cross-strait relations and a recovery in domestic consumption. With the resultant increased weighting in smaller-caps, the number of stocks in the portfolio has grown to 56. Given the signing of ECFA, the new focus on ‘China plays’ was a major factor in the Fund’s outperformance over the past three months and, consequently, the twelve month period ended August 31, 2010.

Stocks sold from the inherited portfolio included Realtek Semiconductor Corp., RichTek Technology Corp., Chimei Innolux Corp., AU Optronics Corp., Novatek Microelectronics Corp. Ltd., ALI Corp., Everlight Electronics Co., Ltd., Siliconware Precision Industries Co., Ralink Technology Corp., Quanta Computer, Inc., Lite-On Technology Corp., Formosa Advanced Technologies Co., Ltd., Far EasTone Telecommunications Co., Ltd., Chunghwa Telecom Co., Ltd., Taiwan Mobile Co., Ltd., Great Wall Enterprise Co., Ltd., Formosa Plastics Corp., Cheng Shin Rubber Industry Co., Ltd., Taishin Financial Holdings Co., Ltd., First Financial Holding Co., Ltd., Pou Chen Corp., Asia Cement Corp., China Steel Chemical Corp., U-Ming Marine Transport Corp. and Yulon Nissan Motor Co., Ltd.

New stocks included Prince Housing & Development Corp., Taiwan Land Development Corp., Hung Poo Real Estate Development Corp., Taiwan Tea Corp., Continental Holdings Corp., Yungtay Engineering Co., Ltd., Tatung Co., Ltd., Awea Mechatronic Co., Ltd., Globe Union Industrial Corp., Wei Mon Industry Co., Ltd., Depo Auto Parts Industrial Co., Ltd., Farglory F T Z Investment Holding Co., Ltd., Test-Rite International Co., Ltd., Far Eastern Department Stores, Ltd., PC Home Online, Mercuries & Associates, Ltd., Excelsior Medical Co., Ltd., Eastern Media International, Wah Lee Industrial Corp., Aurora Corp., Soft-World International Corp., WT Microelectronics Co., Ltd., Avermedia Technologies, Inc., Chicony Electronics Co., Ltd., Syncmold Enterprise Corp., Powercom Co., Ltd., TSRC Corp., China Petrochemical Development Corp., Li Peng Enterprise Co., Ltd., Taiwan Glass Industrial Corp., Tung Ho Steel Enterprise Corp., China Life Insurance Co., Ltd., SinoPac Financial Holdings Co., Ltd., Yuanta Financial Holding Co., Ltd. and KGI Securities Co., Ltd.

Outlook

Clearly, the results of ECFA will take time to show, with the tariff reductions only coming into effect on January 1, 2011. But the increasing amount of cross-strait M&A rumors show that companies are not waiting for the starting gun. Examples abound in our portfolio. Another benefit that should not be overlooked is that it will allow President Ma to sign free-trade agreements with other trading partners; this was previously hampered by Beijing. Also, we expect negotiations on round two, which will broaden the agreement, to start within six months of the first stage being put into effect.

In the meantime, direct flights are to increase by 100 per week (+37%) to meet the surging demand from Chinese tourists, whose numbers have already surpassed Taiwan’s ceiling of an average of 3,000 tourists per day. The Taiwanese government estimates that the overall number of Chinese tourists will double this year.

We believe the stream of strong economic data emanating from the island, and the improving trade relationship with its giant neighbour should encourage a rebound in the equity markets. We are confident that the portfolio we have put together is well placed to benefit from these trends in the coming months and quarters.

Thank you for your continued support.

Chris Ruffle
Portfolio Manager

  About the Portfolio Manager (Unaudited)

Mr. Chris Ruffle serves as the portfolio manager for the Fund’s portfolio. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg’s office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund, The China Fund, Inc and the China “A” Share Fund.

  Portfolio Snapshot*

Top Ten Equity Holdings

Holdings As Of August 31, 2010%

Taiwan Semiconductor Manufacturing Co., Ltd.	3.6

Nan Ya Plastics Corp.	3.6

President Chain Store Corp.	3.5

Synnex Technology International Corp.	3.4

Hon Hai Precision Industry Co., Ltd.	3.0

Tung Ho Steel Enterprise Corp.	2.9

Far Eastern Department Stores, Ltd.	2.9

KGI Securities Co., Ltd.	2.8

Fubon Financial Holding Co., Ltd.	2.8

WPG Holdings Co., Ltd.	2.5

Top Ten Industry Weightings

Weightings As Of August 31, 2010%

Financial and Insurance	13.6

Trading and Consumers’ Goods	12.6

Other Electronic	9.6

Electronic Products Distribution	8.0

Plastic	7.7

Building Material and Construction	5.3

Computer and Peripheral Equipment	4.1

Semiconductor	3.6

Electric Machinery	3.5

Food	3.5

Top Ten Equity Holdings

Holdings As Of August 31, 2009%

Taiwan Semiconductor Manufacturing Co., Ltd.	7.8

MediaTek, Inc.	5.7

Hon Hai Precision Industry Co., Ltd.	5.4

Chunghwa Telecom Co., Ltd.	3.9

Cheng Shin Rubber Industry Co., Ltd.	3.5

Synnex Technology International Corp.	3.4

China Steel Corp.	3.2

Fubon Financial Holding Co., Ltd.	2.9

Formosa Petrochemical Corp.	2.6

Au Optronics Corp.	2.6

Top Ten Industry Weightings

Weightings As Of August 31, 2009%

Semiconductor Manufacturing	10.6

IC Design	8.7

Telecommunications	8.1

Financial Services	8.1

Optoelectronics	6.2

PC & Peripherals	5.4

Other Electronic	5.4

Electronics Distribution	4.9

Rubber	4.8

Food	4.5

*	Percentages based on net assets.

  Industry Allocation

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2010. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of August 31, 2010 is contained in the Schedule of Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

  Schedule of Investments/August 31, 2010
  (Showing Percentage of Net Assets)

		US$
		VALUE
	SHARES	(NOTE 1)

COMMON STOCKS — 94.9%
CEMENT — 0.9%
Cement Industry — 0.9%
Wei Mon Industry Co., Ltd.	4,204,296	$2,618,334

TOTAL CEMENT		2,618,334

CHEMICALS — 2.7%
Biotechnology and Medical Care Industry — 1.1%
Excelsior Medical Co., Ltd	1,421,000	3,313,626

Chemical Industry — 1.6%
China Steel Chemical Corp.	1,600,000	4,984,704

TOTAL CHEMICALS		8,298,330

CONSTRUCTION — 5.3%
Building Material and Construction Industry — 5.3%
Continental Holdings Corp.*#	7,468,000	2,657,651
Hung Poo Real Estate Development Corp.	3,061,000	4,061,076
Prince Housing & Development Corp.*#	9,519,000	5,437,900
Taiwan Land Development Corp.*#	8,854,183	3,883,414

TOTAL CONSTRUCTION		16,040,041

ELECTRIC AND MACHINERY — 3.5%
Electric Machinery Industry — 3.5%
Awea Mechantronic Co., Ltd.#	2,264,000	2,205,057
Depo Auto Parts Industrial Co., Ltd.#	1,674,000	4,551,583
Yungtay Engineering Co., Ltd.	3,274,000	3,924,630

TOTAL ELECTRIC AND MACHINERY		10,681,270

ELECTRONICS — 28.3%
Computer and Peripheral Equipment Industry — 4.1%
Avermedia Technologies, Inc.	2,690,000	3,354,733
Chicony Electronics Co., Ltd.	3,214,879	5,770,604
Clevo Co.	1,650,000	3,425,267

		12,550,604

Electronic Parts/Components Industry — 3.0%
Longwell Co.	3,339,000	3,929,584
Syncmold Enterprise Corp.#	2,678,000	5,024,281

		8,953,865

Electronic Products Distribution Industry — 8.0%
Synnex Technology International Corp.	4,946,544	10,160,535
Wah Lee Industrial Corp.	4,344,000	6,468,402
WPG Holdings Co., Ltd.	4,129,725	7,657,666

		24,286,603

Other Electronic Industry — 9.6%
Aurora Corp.	2,196,000	3,873,197
Hon Hai Precision Industry Co., Ltd.	2,614,085	9,221,190
Powercom Co., Ltd.*	1,871,000	4,970,410
Soft-World International Corp.	210,000	914,497
Tatung Co., Ltd.*	26,073,000	4,362,592
WT Microelectronics Co., Ltd.	5,056,000	5,768,771

		29,110,657

Semiconductor Industry — 3.6%
MediaTek, Inc.	1,400	19,077
Taiwan Semiconductor Manufacturing Co., Ltd.	5,994,426	11,021,779

		11,040,856

TOTAL ELECTRONICS		85,942,585

FINANCE — 13.6%
Financial and Insurance Industry — 13.6%
Cathay Financial Holding Co., Ltd.	3,974,653	5,719,907
China Life Insurance Co., Ltd.	4,191,254	3,401,780
Fubon Financial Holding Co., Ltd.	7,349,624	8,569,284
Jih Sun Financial Holdings Co., Ltd.*	11,240,781	3,386,200
KGI Securities Co., Ltd.	20,740,000	8,643,285
SinoPac Financial Holdings Co., Ltd.	12,170,000	4,273,975
Yuanta Financial Holding Co., Ltd.	13,013,000	7,393,288

TOTAL FINANCE		41,387,719

FOODS — 3.5%
Food Industry — 3.5%
Lien Hwa Industrial Corp.	4,815,000	2,893,449
Uni-President Enterprises Corp.	6,600,000	7,633,452

TOTAL FOODS		10,526,901

GLASS AND CERAMICS — 2.1%
Glass and Ceramic Industry — 2.1%
Taiwan Glass Industrial Corp.	6,534,320	6,323,404

TOTAL GLASS AND CERAMICS		6,323,404

HEALTHCARE — 2.4%
Healthcare Industry — 2.4%
Pacific Hospital Supply Co., Ltd.	1,251,000	3,428,788
St. Shine Optical Co., Ltd.	392,000	3,805,707

TOTAL HEALTHCARE		7,234,495

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/August 31, 2010 (continued)

		US$
		VALUE
	SHARES	(NOTE 1)

OTHERS — 2.6%
Other Industry — 2.6%
Globe Union Industrial Corp. #	3,728,000	$4,189,548
Yem Chio Co., Ltd.	4,412,000	3,746,220

TOTAL OTHERS		7,935,768

PLASTICS — 7.7%
Plastic Industry — 7.7%
China Petrochemical Development Corp.*	11,711,000	6,909,468
Formosa Chemicals & Fibre Corp.	2,500,000	5,556,596
Nan Ya Plastics Corp.	5,700,000	10,996,441

TOTAL PLASTICS		23,462,505

RUBBER — 1.5%
Rubber Industry — 1.5%
TSRC Corp.	3,057,000	4,461,346

TOTAL RUBBER		4,461,346

STEEL AND IRON — 2.9%
Iron and Steel Industry — 2.9%
Tung Ho Steel Enterprise Corp.	10,099,000	8,732,668

TOTAL STEEL AND IRON		8,732,668

TEXTILES — 2.8%
Textile Industry — 2.8%
Far Eastern New Century Corp.	3,121,200	3,644,031
Li Peng Enterprise Co., Ltd.*	7,411,000	3,238,871
Makalot Industrial Co., Ltd.	669,000	1,576,747

TOTAL TEXTILES		8,459,649

TRANSPORTATION — 2.5%
Shipping and Transportation Industry — 2.5%
Eastern Media International*	16,546,000	4,064,963
Farglory F T Z Investment Holding Co., Ltd.*#	3,809,000	3,376,899

TOTAL TRANSPORTATION		7,441,862

WHOLESALE AND RETAIL — 12.6%
Trading and Consumers’ Goods Industry — 12.6%
Far Eastern Department Stores, Ltd.	8,794,500	8,702,805
Mercuries & Associates, Ltd. #	6,680,100	4,139,351
PC Home Online	922,125	3,929,265
President Chain Store Corp.	2,840,000	10,505,713
Taiwan Tea Corp.*	8,231,000	4,804,885
Test-Rite International Co., Ltd. #	9,134,000	6,215,933

TOTAL WHOLESALE AND RETAIL		38,297,952

TOTAL COMMON STOCKS (Cost — $233,955,964)		287,844,829

TOTAL INVESTMENTS — 94.9% (Cost — $233,955,964)		$287,844,829

OTHER ASSETS AND LIABILITIES, NET — 5.1%		$15,567,531

NET ASSETS — 100.0%		$303,412,360

Legend:
US $ – United States Dollar

*	Non-income producing
#	Illiquid security. At August 31, 2010, the value of these securities amounted to $41,681,617 which represented 13.7% of net assets.

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

Assets:
Investments in securities, at value (cost $233,955,964) (Notes 1 and 2)		$287,844,829
Cash		77,225
Cash in New Taiwan dollars (cost $14,422,047)		14,418,574
Dividends receivable		1,697,434
Prepaid expenses		40,862

Total assets		304,078,924

Liabilities:
Accrued management fee (Note 3)	$223,524
Taiwan stock dividend tax payable (Note 1)	239,445
Accrued directors fees	18,239
Accrued compliance services fees	8,435
Other payables and accrued expenses	176,921

Total liabilities		666,564

Net Assets		$303,412,360

Net Assets Consist of:
Paid in capital		$293,253,546
Accumulated undistributed net investment income		307,733
Accumulated net realized loss on investments in securities and foreign currency		(44,028,425)
Net unrealized appreciation on investments in securities and foreign currency		53,879,506

Net Assets		$303,412,360

Net Asset Value, per share ($303,412,360/18,575,112 shares outstanding)		$16.33

STATEMENT OF OPERATIONS
For the Year Ended August 31, 2010

Investment Income:
Dividends		$9,094,772
Interest		18,541

		9,113,313
Less: Taiwan witholding tax (Note 1)		(1,784,769)

Total investment income		7,328,544
Expenses:
Management fees (Note 3)
Basic fee	$2,820,580
Performance adjustment	(604,177)
Directors fees and expenses	459,131
Custodian fees	371,502
Legal fees	286,047
Administration and accounting fees	284,618
Taiwan stock dividend tax (Note 1)	281,305
Shareholder communications	83,300
Delaware franchise tax	81,913
Audit fees	77,521
Insurance fees	73,714
Compliance services fees	62,497
Transfer agent fees	23,180
Miscellaneous	34,990

Total expenses		4,336,121

Net Investment Income		2,992,423

Realized and Unrealized Gain (Loss) on:
Net realized gain on:
Investment securities	37,022,337
Foreign currency transactions	4,562,515

		41,584,852
Net change in unrealized appreciation (depreciation) on:
Investment securities	3,021,572
Foreign currency translations	61,721

		3,083,293

Net realized and unrealized gain		44,668,145

Net increase in net assets resulting from operations		$47,660,568

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,992,423	$3,426,079
Net realized gain (loss) on investments and foreign currency transactions	41,584,852	(81,913,015)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,083,293	46,832,774

Net increase (decrease) in net assets resulting from operations	47,660,568	(31,654,162)

Distributions to shareholders from:
Net investment income	(1,312,691)	(832,006)
Distributions in excess of net investment income	—	(2,329,264)

Total distributions to shareholders	(1,312,691)	(3,161,270)

Capital stock transactions:
Reinvestment of distributions from net investment income	2,435	—

Increase (Decrease) in net assets	46,350,312	(34,815,432)

Net Assets
Beginning of year	257,062,048	291,877,480

End of year	$303,412,360	$257,062,048

Accumulated undistributed net investment income (loss) included in end of year net assets	$307,733	$(435,644)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENT OF CASH FLOWS
For the Year Ended August 31, 2010

Increase/(decrease) in cash –
Cash flows from operating activities:
Net increase in net assets from operations	$47,660,568
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(287,983,069)
Proceeds from disposition of investment securities	269,581,183
Proceeds from foreign cash transactions	4,624,236
Decrease in dividends receivable	325,494
Decrease in receivables for securities sold	601,807
Decrease in prepaid expenses	8,974
Decrease in payable for securities purchased	(2,731,695)
Increase in accrued management fee	96,087
Increase in Taiwan stock dividend tax payable	148,624
Decrease in distribution payable	(2,327)
Increase in accrued directors fees and expenses	9,116
Increase in compliance service fees	2,265
Decrease in other payables and accrued expenses	(75,614)
Unrealized appreciation (depreciation) on investment securities	(3,021,572)
Unrealized appreciation (depreciation) on assets and liabilities denominated in foreign currencies	(61,721)
Net realized gain on foreign currency transactions	(4,562,515)
Net realized gain from investment securities	(37,022,337)

Net cash used from operating activities	(12,402,496)

Cash flows from financing activities:
Cash distributions paid	(1,310,256)

Net cash used in financing activities	(1,310,256)

Net decrease in cash	(13,712,752)
Cash:
Beginning of period	28,208,551

End of period	$14,495,799

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,435.

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2010ˆ	2009	2008	2007	2006

Selected Per Share Data
Net asset value, beginning of year	$13.84	$15.71	$23.73	$17.39	$14.76

Income from Investment Operations
Net investment income(a)	0.16	0.18	0.27	0.16	0.00	*
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.40	(1.88)	(4.91)	6.18	2.68

Total from investment operations	2.56	(1.70)	(4.64)	6.34	2.68

Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.04)	(0.43)	—	(0.05)
Net realized gains	—	—	(2.76)	—	—
Distributions in excess of net investment income	—	(0.13)	—	—	—

Total distributions to shareholders	(0.07)	(0.17)	(3.19)	—	(0.05)

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—	—	(0.19)	—	—

Net asset value, end of year	$16.33	$13.84	$15.71	$23.73	$17.39

Market value, end of year	$14.67	$12.14	$14.32	$21.43	$15.83

Total Return
Per share market value	21.42%	(13.68)%	(20.29)%	35.38%	19.05%

Ratio and Supplemental Data
Net Assets, end of year (000s)	$303,412	$257,062	$291,877	$388,316	$284,561
Ratio of expenses before fee waiver(b)	1.49%	1.79%	1.97%	1.94%	1.92	%(c)
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.40%	1.66%	1.87%	1.82%	1.77	%(c)
Ratio of expenses after fee waiver	1.49%	1.63%	1.71%	1.82%	1.77	%(c)
Ratio of net investment income	1.03%	1.61%	1.35%	0.80%	0.02	%(c)
Portfolio turnover rate	101%	109%	85%	78%	110%

(a)	Based on average shares outstanding during the period.
(b)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)	Ratio includes reduction of the Management fee; see Note 3. Without this reduction the ratios would be 1.98%, 1.82% and -0.04%, respectively.
*	Amount represents less than $0.005 per share.

ˆ	As of May 8, 2010, Martin Currie succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

1.	Significant Accounting Policies

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

Events or transactions occurring after year end through the date the financial statements were issued, have been evaluated by management in the preparation of the financial statements. The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocksˆ	$287,844,829	$—	$—	$287,844,829

Total	$287,844,829	$—	$—	$287,844,829

ˆ	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving

  Notes to Financial Statements (continued)

1.	Significant Accounting Policies – continued

Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. For the year ended August 31, 2010, there were no transfers between Levels 1 and 2. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2010 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment Fund under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Fund taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

  Notes to Financial Statements (continued)

1.	Significant Accounting Policies – continued

sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and foreign jurisdictions where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.  The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, post October loss deferrals and capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. For the year ended August 31, 2010, the Fund decreased undistributed net investment income by $(936,355), increased paid in capital by $5,427,580, and increased accumulated net realized loss by $(4,491,225). These reclassifications have no effect on the net assets or net asset value per share.

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	Purchases and Sales of Securities

For the fiscal year ended August 31, 2010, purchases and sales of securities, other than short-term securities, aggregated $287,983,069 and $273,648,605, respectively.

3.	Management Fees and Other Service Providers

Management Fee.  As the Fund’s investment adviser, HSBC, received a basic fee that is computed daily at an annual rate of 1.00% of the Fund’s average net assets. The basic fee is subject to monthly performance adjustments based on the Fund’s investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the

  Notes to Financial Statements (continued)

3.	Management Fees and Other Service Providers – continued

“performance adjustments”). The basic fee may increase or decrease by + or -0.30% depending on the Fund’s performance.

Effective January 1, 2008 through March 31, 2009, HSBC agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.00% of the Fund’s average daily net assets. The performance adjustments remained unchanged by this fee waiver.

On April 26, 2010, the stockholders of the Fund voted to approve an Investment Advisory and Management Agreement (the “New Advisory Agreement”) between the Fund and Martin Currie, Inc. (“Martin Currie”), the Fund’s new investment adviser, which had been approved on January 21, 2010 by the Board and all of the Independent Directors. Effective on May 8, 2010, the New Advisory Agreement replaced the Discretionary Investment Management Contract that was in place between the Fund and HSBC. Under the New Advisory Agreement, Marin Currie is entitled to receive a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

For the year ended August 31, 2010, the management fee, including the performance adjustments, was equivalent to an annual rate of 0.76% of average net assets.

Administration Fees.  State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. As of August 31, 2010, State Street succeeded Mega Bank as custodian for the Fund’s Taiwan assets and now serves as custodian for all the Fund’s assets.

Directors Fees.  The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board of Directors’ meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

Other Service Providers.  Foreside Compliance Services, LLC (“FCS”) provides the Fund with a Chief Compliance Officer. Effective May 8, 2010, Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Martin Currie pays FMS customary fees for its services pursuant to the Treasury Services Agreement between the Fund and FMS dated May 8, 2010. Neither FCS or FMS have a role in determining the Fund’s investment policies or which securities are purchased or sold by the Fund.

General.  Certain directors and officers of the Fund may also be directors or employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

4.	Fund Shares

At August 31, 2010, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 18,575,112 were issued and outstanding. On January 8, 2010, the Fund issued 166 shares of its common stock, valued at $2,435, to stockholders participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

  Notes to Financial Statements (continued)

5.	Distributions

The tax character of distributions made by the Fund during the year ended August 31, 2009 and August 31, 2010 are as follows:

Year Ended
August 31, 2009

Ordinary Income	$832,006
Distributions in Excess of Current Earnings	2,329,264

Total	$3,161,270

Year Ended
August 31, 2010

Ordinary Income	$1,312,691

Total	$1,312,691

As of August 31, 2010, the components of distributable earnings on a tax basis were $307,733 of Undistributed Ordinary Income, $0 of Undistributed Long-Term Capital Gain, $52,904,121 of Unrealized Appreciation, $0 of post October capital and currency losses, and $(43,053,037) of capital loss carryover.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At August 31, 2010, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $234,931,349. Net unrealized appreciation of the Fund’s investment securities was $52,913,480 of which $59,974,065 related to appreciated investment securities and $(7,060,585) related to depreciated investment securities.

At August 31, 2010, the Fund had available for federal income tax purposes a capital loss carryover of $(43,053,037) of which $(34,329,861) and $(8,723,176) expire on August 31, 2017 and August 31, 2018, respectively, which can be used to offset certain future realized capital gains.

  Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of
The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2006 have been audited by other auditors, whose report dated October 19, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 25, 2010

  Other Information (unaudited)

Federal Tax Information.  The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2010, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes will be $1,032,263 (representing taxes withheld plus taxes on stock dividends) and $9,108,721, respectively.

Results of Annual Stockholder Meeting Voting Held April 26, 2010, May 6, 2010, May 13, 2010, May 20, 2010, May 27, 2010 and June 15, 2010

1.)	Election of Directors – The stockholders of the Fund elected Harvey Chang, Michael F. Holland, Christina Liu, Joe O. Rogers, Bing Shen, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board to hold office until their successors are elected and qualified.

	For	Withheld

Harvey Chang	11,065,523	650,230
Michael F. Holland	11,177,767	537,985
Christina Liu	11,309,711	406,041
Joe O. Rogers	11,325,103	390,649
Bing Shen	11,309,893	405,860
M. Christopher Canavan, Jr.	11,331,497	384,255
Anthony Kai Yiu Lo	11,309,305	406,448

2.)	Approval of Investment Advisory and Management Agreement between the Fund and Martin Currie – The stockholders of the Fund approved a new Investment Advisory and Management Agreement between the Fund and Martin Currie, the Fund’s new investment adviser.

For	Against	Abstain	Non-Votes

8,169,927	290,753	1,702,480	1,552,592

3.)	Approval of an amendment to the Fund’s Restated Certificate of Incorporation – The stockholders of the Fund approved an amendment to the Fund’s Restated Certificate of Incorporation which increased the number of authorized shares of Common Stock for the Fund from 20,000,000 to 100,000,000.

For	Against	Abstain	Non-Votes

9,365,353	2,904,395	42,035	0

Share Repurchase Program

The Fund’s Board, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2010 no shares have been repurchased by the Fund.

  Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐	Information it receives from shareholders on applications or other forms;
☐	Information about shareholder transactions with the Fund, its affiliates, or others; and
☐	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without change, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 29, 2010, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR file with the Securities and Exchange Commission, for the period of this report.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks) should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078,

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

  Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until their next succeeding election or until their respective successors have been elected and qualified. All officers serve for one year or until their respective successors are chosen and qualified.

				Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Companies (Directors Only)

Directors Considered Independent Persons
Harvey Chang(59) 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC 106	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-present).	Director, Taiwan Mobile Company Limited (2003-present); Director, CX Technology Corp.; Director, Lite-On Technology Corp.
Joe O. Rogers(61) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Manager, The Rogers Team LLC (July 2001-present); President, Roger International LLC (2010 to present); Visiting Professor, Fudan University School of Management (2010 to present).	Director and Member of the Audit Committee, The China Fund, Inc. (1992-present)
M. Christopher Canavan, Jr.(71) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present).
Anthony Kai Yiu Lo(61) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present); Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-March 2009); Director, Prime Credit Ltd./Advantage Ltd. (2004-January 2006); Founder and Managing Director, Prime Credit Ltd. (2001-January 2006).	Independent Non-Executive Director and Chairman of the Audit Committee, Mecox Lane Limited (October 2010-present); Director, Bosera China Fund plc (October 2010 to present).
Bing Shen(61) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present); President, CDIB & Partners Investment Holding Corporation (May 2004-August 2005); Executive Vice President, China Development Industrial Bank (“CDIB’’) (March 1999-May 2004).	Supervisor, CTCI Corporation; Chairman, Audit Committee, CTCI Corporation; Independent Non-Executive Director, Delta Networks, Inc.; Independent Director, Far Eastern International Bank.
Michael F. Holland(66) 375 Park Avenue, Suite 2108 New York, New York 10152	Director	2007	Chairman, Holland & Company L.L.C. (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.

  Directors and Officers (unaudited) (continued)

				Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Companies (Directors Only)

Directors Considered Independent Persons — (continued)
Officers
Jamie Skinner(49) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	President	2010	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present). President of the China Fund, Inc.
Chris Ruffle(51) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	Vice President	2010	Director, MC China Limited (2006-present); Director, Heartland Capital Management Limited, (2006-present); Director, Martin Currie Investment Management Limited (1995-2006).
Richard F. Cook, Jr.(59) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006), Director of Foreside Compliance Services LLC, (January 2006-present). Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present), Chief Compliance Officer, Nomura Partners Funds (April 2007-present); Managing Member of Northlake, LLC (2002-present).
Elizabeth A. Watson(56) 4 Copley Place, 5th Floor Boston, MA 02116	Secretary	2007	Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present); Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004-October 2006), Quantitative Investment Advisors, Inc.; Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007).

  Directors and Officers (unaudited) (continued)

				Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Companies (Directors Only)

Officers — (continued)
Tracie A. Coop (33) 4 Copley Place 5th Floor Boston, MA 02116	Assistant Secretary	2010	Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006-2007) Associate Counsel, Natixis Asset Management Advisors, L.P. (2005-2006).
Cynthia Morse-Griffin (34) Foreside Management Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Treasurer	2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).
William C. Cox (44) 2 Avenue de Lafayette, 4th Floor Boston, MA 02111	Assistant Treasurer	2009	Vice President and Senior Director, State Street Bank and Trust Company (1997-present).

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-877-864-5056
www.thetaiwanfund.com

Investment Adviser
Martin Currie, Inc.
Edinburgh, Scotland

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Jamie Skinner, President
Chris Ruffle, Vice President
Bing Shen, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Cynthia Morse-Griffin, Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
Elizabeth A. Watson, Secretary
Tracie A. Coop, Assistant Secretary
William C. Cox, Assistant Treasurer

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodians
The Mega International Commercial Bank Co., Ltd.
Taipei, Taiwan
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA

Item 2. Code of Ethics.
(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The Fund’s Code of Ethics was amended to make non-materials changes to the Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)	(1) The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
     For the fiscal years ended August 31, 2010 and August 31, 2009, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$57,700 and US$57,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.
(b) Audit-Related Fees
     For the fiscal years ended August 31, 2010 and August 31, 2009, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant’s audit committee.
(c) Tax Fees
     For the fiscal years ended August 31, 2010 and August 31, 2009, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.
(d) All Other Fees
     For the fiscal years ended August 31, 2010 and August 31, 2009, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.
(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2010 and August 31, 2009 were pre-approved by the Audit Committee.
     For the fiscal years ended August 31, 2010 and August 31, 2009, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.
(f) Not applicable.
(g) For the fiscal years ended August 31, 2010 and August 31, 2009, Tait Weller did not bill the Fund any non-audit fees. During the fiscal year ended August 31, 2009 and the period September 1, 2009 through May 7, 2009, Tait Weller did not provide any services to HSBC Global Asset Management (Taiwan) Limited (the “Prior Investment Adviser”). During the period May 8, 2010 through August 31, 2010, Tait Weller did not provide any services to Martin Currie, Inc. (the “Investment Adviser”).
(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo, Bing Shen and Michael F. Holland.
Item 6. Schedule of Investments.
(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).
Item 8. Portfolio Managers of Closed-End Management Investment Company.
(a)	(1) As of May 8, 2010, the portfolio manager of the registrant is Chris Ruffle.

Mr. Ruffle joined Martin Currie Investment Management Ltd (“Martin Currie” or the “Investment Manager”) in 1994. Fluent in Mandarin, Mr. Ruffle has worked in the Far East since 1983. He initially worked in Beijing, Shanghai and Australia for Wogen Resources. He moved to Tokyo in 1987 to work as an analyst for Warburg Securities, and established their Taiwan office in 1990. Mr. Ruffle joined Martin Currie in 1994, moving to work in Taipei from 2000 and in Shanghai from 2002. In 2006, Mr. Ruffle, Ke Shifeng and Martin Currie established MC China Ltd — a joint venture dedicated to running Martin Currie’s range of specialist China strategies.

(a)	(2) As of August 31, 2010, Mr. Ruffle managed 2 mutual funds with a total of approximately US$1,026 million in assets; 6 pooled investment vehicles other than mutual funds with a total of approximately US$1,146 million in assets; and 15 other accounts with a total of approximately US$2,375 million in assets.

Of these pooled investment vehicles, 3 vehicles with a total of approximately US$272 million in assets, had performance based fees.

Of these other accounts, 6 accounts with a total of approximately US$648 million in assets, had performance based fees.

CONFLICTS OF INTEREST: Mr. Ruffle’s simultaneous management of The Taiwan Fund, Inc. (the “Fund”) and other pooled investment vehicles and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other pooled investment vehicles and accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

COMPENSATION: Mr. Ruffle receives a fee based upon assets under management of the registrant as compensation for their management of the Fund. In addition to being portfolio manager of the Fund, Mr. Ruffle serves in a similar capacity for other products advised by Martin

Currie (or an affiliate). For his service managing certain other products advised by Martin Currie, Mr. Ruffle receives a fee based upon assets under management of that product and a fee based upon the absolute performance (i.e. performance of the product overall and calculated without respect to a benchmark) of that product.

OWNERSHIP OF SECURITIES: The following table sets forth the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2010.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Chris Ruffle	$50,001-$100,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.131-15(b) or 240.15d-15(b)).
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)	(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.
(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.
By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.
Date: November 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.
Date: November 10, 2010

By:	/s/ Cynthia Morse-Griffin
Cynthia Morse-Griffin
Treasurer of The Taiwan Fund, Inc.
Date: November 10, 2010